UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 1, 2017

Cogint, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-37893	77-0688094
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida		33431
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-757-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 1, 2017, James Reilly resumed the role of President of Cogint, Inc. (the “Company”). Derek Dubner had assumed the role of Interim President between July 1, 2016 and June 30, 2017 and will remain Chief Executive Officer. Harry Jordan continues to serve in the role of Chief Operating Officer. Mr. Reilly continues to be employed pursuant to the employment agreement entered into between Mr. Reilly and the Company, as amended, the terms of which remain unchanged.

Mr. James Reilly, 43, served as our President and Chief Operating Officer from June 2015 until June 30, 2016 and as President and Chief Operating Officer of two of the Company’s subsidiaries, IDI Holdings, LLC and Interactive Data from October 2014 until June 30, 2016. From July 1, 2016 through June 30, 2017, Mr. Reilly was enjoined from providing services for the Company or its subsidiaries. Previously, Mr. Reilly served as Vice President of Sales at TransUnion Risk and Alternative Data Solutions, Inc. (“TransUnion”). From August 2010 through its acquisition of substantially all of the assets by TransUnion in December 2013, Mr. Reilly served as Senior Vice President of TLO, LLC.

Mr. Reilly is employed pursuant to a September 30, 2014 agreement that was amended on March 17, 2015 and November 16, 2015. Mr. Reilly’s initial base salary was $200,000 which was increased on August 22, 2015 by the Company’s Compensation Committee to $264,000. The November 16, 2015 amendment to Mr. Reilly’s employment agreement extended the term until September 30, 2017. The employment agreement provides that if Mr. Reilly’s employment is terminated by the Company without Cause or by the employee for Good Reason, as those terms are defined in the agreement, Mr. Reilly will be paid severance equal to his base salary over the balance of the term.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

10.1
Employment Agreement dated as of October 2, 2014 between The Best
One, Inc. and James Reilly, as amendment by that certain amendment to Employment Agreement dated as of March 17, 2015 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on
Form 8-K filed June 22, 2015). +

10.2
Second Amendment to Employment Agreement dated as of November 16,
2015 between IDI, Inc. and James Reilly (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed
November 19, 2015).+

*A management contract, compensatory plan or arrangement required to be separately identified.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogint, Inc.

July 6, 2017	By:	/s/ Derek Dubner

Name: Derek Dubner
Title: Chief Executive Officer